Prospectus Supplement

October 7, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated October 7, 2021 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 29, 2021

High Yield Portfolio (Class IR)

Effective October 29, 2021, the first sentence of the first paragraph of the section of the Prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients' assets in a single omnibus account, whether or not such plan is qualified under the Internal Revenue Code of 1986, as amended (the "Code"), and in each case subject to the discretion of the Adviser.

Effective October 29, 2021, the second sentence of the first paragraph of the section of the Prospectus entitled "Shareholder Information—Minimum Investment Amounts" is hereby deleted and replaced with the following:

To purchase Class IR shares, an investor must meet a minimum initial investment of $10 million or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades through an intermediary that combines its clients' assets in a single omnibus account, whether or not such plan is qualified under the Code and in each case subject to the discretion of the Adviser.

Please retain this supplement for future reference.

  IFTCLASSIRPROSPT 10/21